FOR IMMEDIATE RELEASE	New York, NY (October 28, 2011)

INTERPUBLIC ANNOUNCES THIRD QUARTER
AND NINE MONTHS 2011 RESULTS

•	Third quarter 2011 reported revenue increase of 11.1% and organic revenue increase of 8.7% – first nine months organic revenue growth was 7.5%
•	Third quarter 2011 operating income of $173.2 million, with an operating margin of 10.0% – compared to $100.2 million and 6.5%, respectively, in the year-ago period
•	Pre-tax gain of $132.2 million from sale of approximately half of the company’s holdings in Facebook
•	Third quarter 2011 diluted earnings per share of $0.40 – or $0.16 excluding benefit of Facebook transaction, compared to $0.08 diluted earnings per share in third quarter of 2010

Summary

•	Revenue
o
Third quarter 2011 revenue was $1.73 billion, compared to $1.55 billion in the third quarter of 2010, with an organic revenue increase of 8.7% compared to the prior-year period.  Organic revenue growth was 10.1% in the U.S. and 6.7% internationally, with increases in all major emerging markets.

o	First nine months 2011 revenue was $4.94 billion, compared to $4.50 billion in the first nine months of 2010, with an organic revenue increase of 7.5% compared to the prior-year period.
•	Operating Results
o
Operating income in the third quarter of 2011 was $173.2 million, compared to operating income of $100.2 million in 2010.  Operating margin was 10.0% for the third quarter of 2011, compared to 6.5% in 2010.

o
For the first nine months of 2011, operating income was $301.9 million, compared to operating income of $218.0 million in 2010.  Operating margin was 6.1% for the first nine months of 2011, compared to 4.8% in 2010.

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

•	Net Results
o
Third quarter 2011 net income available to IPG common stockholders was $208.1 million, resulting in earnings of $0.45 per basic and $0.40 per diluted share.  Excluding the impact of the Facebook transaction, diluted earnings per share was $0.16.  This compares to net income available to IPG common stockholders a year ago of $42.4 million, or $0.09 per basic and $0.08 per diluted share.

o
First nine months 2011 net income available to IPG common stockholders was $261.7 million, resulting in earnings of $0.56 per basic and $0.50 per diluted share.  Excluding the impact of the Facebook transaction, diluted earnings per share was $0.26.  This compares to net income available to IPG common stockholders a year ago of $76.2 million, or $0.16 per basic and $0.11 per diluted share.  Basic earnings per share for the first nine months of 2010 was benefitted by $25.7 million from the repurchase of Series B Preferred Stock that occurred in the second quarter of 2010.

“Our strong organic revenue, operating profit and net income growth for both the third quarter and first nine months of 2011 was driven by a broad cross-section of our portfolio, including all marketing disciplines, domestically and in the major emerging economies,” said Michael I. Roth, Interpublic’s Chairman and CEO.  “We saw significant contributions from activity in the digital arena, where all of our agencies are embedding digital expertise at the core of their professional offerings.  We demonstrated effective cost discipline that resulted in high profit conversion and also continued to return capital to our shareholders.  Though macro uncertainty remains, we are confident that our performance for the nine months has positioned us to meet or surpass our targets of 4-5% organic revenue growth and operating margin of 9.5% or better.  This level of performance, combined with the quality of our talent and our strong financial fundamentals, positions us to deliver significant shareholder appreciation for the balance of 2011 and beyond.”

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

Operating Results

Revenue
Revenue of $1.73 billion in the third quarter of 2011 was up 11.1% compared with the same period in 2010. During the quarter, the effect of foreign currency translation was positive 3.1%, the impact of net divestitures was negative 0.7%, and the resulting organic revenue increase was 8.7%.

Revenue of $4.94 billion in the first nine months of 2011 was up 9.8% compared with the same period in 2010.  During the first nine months of 2011, the effect of foreign currency translation was positive 2.6%, the impact of net divestitures was negative 0.3%, and the resulting organic revenue increase was 7.5%.

Operating Expenses
During the third quarter of 2011, salaries and related expenses were $1.09 billion, up 8.0% compared to the same period in 2010. After adjusting for currency effects and the impact of net divestitures, salaries and related expenses increased 5.4% organically.

During the first nine months of 2011, salaries and related expenses were $3.26 billion, up 9.6% compared to the same period in 2010.  After adjusting for currency effects and the impact of net divestitures, salaries and related expenses increased 7.2% organically.

Staff cost ratio, which is total salaries and related expenses as a percentage of total revenue, decreased in the third quarter of 2011 to 63.0% from 64.8% in the third quarter of 2010, and decreased in the first nine months of 2011 to 66.0% from 66.1% in the first nine months of 2010.

During the third quarter of 2011, office and general expenses were $465.5 million, up 4.7% compared to the same period in 2010.  After adjusting for currency effects and the impact of net divestitures, office and general expenses increased 2.5% organically.

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

During the first nine months of 2011, office and general expenses were $1.38 billion, up 5.5% compared to the same period in 2010.  After adjusting for currency effects and the impact of net divestitures, office and general expenses increased 3.2% organically.

Non-Operating Results and Tax
Net interest expense of $23.2 million decreased by $4.7 million in the third quarter of 2011 compared to the same period in 2010.  For the first nine months of 2011, net interest expense of $70.2 million decreased by $12.7 million compared to the same period in 2010.

Other income, net was $137.1 million and $136.3 million for the third quarter and first nine months of 2011, respectively, which includes the pre-tax gain of $132.2 million related to the sale of approximately half of the company’s holdings in Facebook.

The income tax provision in the third quarter of 2011 was $70.4 million on income before income taxes of $287.1 million, compared to a provision of $24.4 million on income before income taxes of $69.2 million in the same period in 2010.  The income tax provision in the first nine months of 2011 was $96.5 million on income before income taxes of $368.0 million, compared to a provision of $72.4 million on income before income taxes of $130.4 million in the same period in 2010. The effective tax rate for the third quarter of 2011 was 24.5%, and excluding the Facebook transaction was 42.3%, compared to 35.3% for the same period a year ago.  The effective tax rate for the first nine months of 2011 was 26.2%, and excluding the Facebook transaction was 38.9%, compared to 55.5% for the same period a year ago.

Balance Sheet
At September 30, 2011, cash, cash equivalents and marketable securities totaled $1.80 billion, compared to $2.69 billion at December 31, 2010 and $1.94 billion at September 30, 2010.  Total debt was $1.72 billion at September 30, 2011, compared to $1.74 billion at December 31, 2010 and $1.94 billion at September 30, 2010.

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

Share Repurchase Program and Common Stock Dividend
In August 2011, the company’s Board of Directors authorized an increase in its existing share repurchase program from $300 million to $450 million.  During the third quarter of 2011, the company repurchased 15.0 million shares of its common stock, at an average price of $8.66 per share.  During the first nine months of 2011, the company repurchased 27.0 million shares of its common stock, at an average price of $9.97 per share.

During the third quarter of 2011 the company declared and paid a common stock cash dividend of $0.06 per share, for a total of $27.6 million.

For more information concerning the company’s financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

# # #

About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies.  Major global brands include Draftfcb, FutureBrand, GolinHarris International, HUGE, Initiative, Jack Morton Worldwide, Lowe and Partners, MAGNAGLOBAL, McCann Erickson, Momentum, MRM Worldwide, Octagon, R/GA, UM and Weber Shandwick.  Leading domestic brands include Campbell Ewald; Campbell Mithun; Carmichael Lynch; Deutsch, a Lowe and Partners Company; Gotham Inc.; Hill Holliday; ID Media; Mullen and The Martin Agency.  For more information, please visit www.interpublic.com.

# # #
Contact Information
Tom Cunningham (212) 704-1326	Jerry Leshne (Analysts, Investors) (212) 704-1439

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements.  Statements in this release that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement.  Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition;
•	our ability to attract new clients and retain existing clients;
•	our ability to retain and attract key employees;
•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED SUMMARY OF EARNINGS
THIRD QUARTER REPORT 2011 AND 2010
(Amounts in Millions except Per Share Data)
(UNAUDITED)

	Three Months Ended September 30,
	2011	2010	Fav. (Unfav.) % Variance
Revenue:
United States	$995.5	$916.9	8.6%
International	731.0	636.5	14.8%
Total Revenue	1,726.5	1,553.4	11.1%

Operating Expenses:
Salaries and Related Expenses	1,088.0	1,007.1	(8.0)%
Office and General Expenses	465.5	444.7	(4.7)%
Restructuring and Other Reorganization-Related (Reversals) Charges, Net	(0.2)	1.4	N/M
Total Operating Expenses	1,553.3	1,453.2	(6.9)%

Operating Income	173.2	100.2	72.9%
Operating Margin %	10.0%	6.5%

Expenses and Other Income:
Interest Expense	(32.9)	(34.7)
Interest Income	9.7	6.8
Other Income (Expense), Net	137.1	(3.1)
Total (Expenses) and Other Income	113.9	(31.0)

Income before Income Taxes	287.1	69.2
Provision for Income Taxes	70.4	24.4
Income of Consolidated Companies	216.7	44.8
Equity in Net Income of Unconsolidated Affiliates	0.8	0.8
Net Income	217.5	45.6
Net Income Attributable to Noncontrolling Interests	(6.5)	(0.3)
Net Income Attributable to IPG	211.0	45.3
Dividends on Preferred Stock	(2.9)	(2.9)
Net Income Available to IPG Common Stockholders	$208.1	$42.4

Earnings Per Share Available to IPG Common Stockholders: Basic	$0.45	$0.09
Diluted	$0.40	$0.08
Weighted-Average Number of Common Shares Outstanding: Basic	464.7	474.7
Diluted	537.6	533.6
Dividends Declared Per Common Share	$0.06	$0.00

N/M – Not meaningful

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED SUMMARY OF EARNINGS
THIRD QUARTER REPORT 2011 AND 2010
(Amounts in Millions except Per Share Data)
(UNAUDITED)

	Nine Months Ended September 30,
	2011	2010	Fav. (Unfav.) % Variance
Revenue:
United States	$2,848.6	$2,681.0	6.3%
International	2,093.4	1,821.1	15.0%
Total Revenue	4,942.0	4,502.1	9.8%

Operating Expenses:
Salaries and Related Expenses	3,263.8	2,977.4	(9.6)%
Office and General Expenses	1,375.5	1,304.4	(5.5)%
Restructuring and Other Reorganization-Related Charges, Net	0.8	2.3	N/M
Total Operating Expenses	4,640.1	4,284.1	(8.3)%

Operating Income	301.9	218.0	38.5%
Operating Margin %	6.1%	4.8%

Expenses and Other Income:
Interest Expense	(97.9)	(102.3)
Interest Income	27.7	19.4
Other Income (Expense), Net	136.3	(4.7)
Total (Expenses) and Other Income	66.1	(87.6)

Income before Income Taxes	368.0	130.4
Provision for Income Taxes	96.5	72.4
Income of Consolidated Companies	271.5	58.0
Equity in Net Income of Unconsolidated Affiliates	1.7	0.4
Net Income	273.2	58.4
Net (Income) Loss Attributable to Noncontrolling Interests	(2.8)	4.8
Net Income Attributable to IPG	270.4	63.2
Dividends on Preferred Stock	(8.7)	(12.7)
Benefit from Preferred Stock Repurchased	0.0	25.7
Net Income Available to IPG Common Stockholders	$261.7	$76.2

Earnings Per Share Available to IPG Common Stockholders: Basic	$0.56	$0.16
Diluted	$0.50	$0.11
Weighted-Average Number of Common Shares Outstanding: Basic Diluted	471.3 527.8	473.0 526.4
Dividends Declared Per Common Share	$0.18	$0.00
eaningful

N/M – Not meaningful

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF FACEBOOK TRANSACTION
 (Amounts in Millions except Per Share Data)
(UNAUDITED)

Three Months Ended September 30, 2011					
	As reported		Facebook		Ex - Facebook	
Income Before Income Taxes	$	287.1	$	132.2	$	154.9
Provision for Income Taxes		(70.4)		(4.8)		(65.6)
Effective Tax Rate		***24.5%***				***42.3%***
Equity in Net Income of Unconsolidated Affiliates		0.8				0.8
Net Income Attributable to Noncontrolling Interests		(6.5)				(6.5)
Dividends on Preferred Stock		(2.9)				(2.9)
Net Income Available to IPG Common Stockholders - Basic	$	208.1	$	127.4	$	80.7
Adjustments: Effect of Dilutive Securities						
Interest on 4.25% Notes		0.4				0.4
Interest on 4.75% Notes		1.0				1.0
Preferred Stock Dividends		2.9				0.0
Net Income Available to IPG Common Stockholders - Diluted	$	212.4			$	82.1
Weighted-Average Number of Common Shares Outstanding - Basic		464.7				464.7
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards		7.6				7.6
4.25% Notes		32.5				32.5
4.75% Notes		16.3				16.3
Preferred Stock Outstanding		16.5				0.0
Weighted-Average Number of Common Shares Outstanding - Diluted		537.6				521.1
Earnings Per Share Available to IPG Common Stockholders - Basic	$	0.45			$	0.17
Earnings Per Share Available to IPG Common Stockholders - Diluted	$	0.40			$	0.16

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES
RECONCILIATION OF FACEBOOK TRANSACTION
 (Amounts in Millions except Per Share Data)
(UNAUDITED)

Nine Months Ended September 30, 2011		
	As reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 368.0	$ 132.2	$ 235.8
Provision for Income Taxes	(96.5)	(4.8)	(91.7)
Effective Tax Rate	***26.2%***		***38.9%***
Equity in Net Income of Unconsolidated Affiliates	1.7		1.7
Net Income Attributable to Noncontrolling Interests	(2.8)		(2.8)
Dividends on Preferred Stock	(8.7)		(8.7)
Net Income Available to IPG Common Stockholders - Basic	$ 261.7	$ 127.4	$ 134.3
Adjustments: Effect of Dilutive Securities			
Interest on 4.25% Notes	1.0		1.0
Interest on 4.75% Notes	3.1		3.1
Net Income Available to IPG Common Stockholders - Diluted	$ 265.8		$ 138.4
Weighted-Average Number of Common Shares Outstanding - Basic	471.3		471.3
Add: Effect of Dilutive Securities			
Restricted Stock, Stock Options and Other Equity Awards	7.7		7.7
4.25% Notes	32.5		32.5
4.75% Notes	16.3		16.3
Weighted-Average Number of Common Shares Outstanding - Diluted	527.8		527.8
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.56		$ 0.28
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.50		$ 0.26

Interpublic Group   1114 Avenue of the Americas   New York, NY 10036   212-704-1200 tel  212-704-1201 fax